UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2008

VECTOR INTERSECT SECURITY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52247	20-3200738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Challenger Road, Ridgefield Park, NJ	07660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 708-9801

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2008, Vector Intersect Security Acquisition Corp. (the “Company”), entered into a subscription agreement with Catalyst Equity Management (“Catalyst”), pursuant to which Catalyst will purchase 593,750 shares of the Company’s common stock and warrants to purchase 118,750 shares of the Company’s common stock for $4,750,000. The closing of the transaction will take place two business days prior to the closing of the acquisition by the Company of Cyalume Technologies, Inc., the agreement for which the Company filed a Current Report on Form 8-K dated February 14, 2008.

Pursuant to the subscription agreement, the Company is obligated to appoint Mr. Yair Shamir to its Board of Directors, such appointment to be effective as at the time of Closing. Until the earlier of (i) three years after the date that Catalyst purchases the securities pursuant to the subscription agreement, and (ii) the date on which Catalyst owns less than 50% of the shares of the Company’s common stock it purchases pursuant to the subscription agreement, the Company’s Board of Directors is obligated to nominate Mr. Yair Shamir to be a member of its Board of Directors and include him in its slate of board members to be presented to the stockholders of the Company for election at any meeting or consent held or signed for those purposes.

The subscription agreement provides that Catalyst will be entitled to demand and piggyback registration rights. Each of the signatories to the subscription agreement also made certain representations and warranties to the other parties of the subscription agreement.

Stockholders of Vector are advised to read, when available, each preliminary proxy statement of Vector and its definitive proxy statement in connection with its solicitation of proxies for a special meeting of stockholders because they will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition of Cyalume. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Vector Security Intersect Acquisition Corporation, 65 Challenger Road, Ridgefield Park, NJ, 07660. Each preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission's internet site www.sec.gov.

Vector and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Vector's stockholders to be held to approve the acquisition of Cyalume. Information regarding Vector's directors and executive officers is available in its Form 10-K for the year ended December 31, 2007, filed with the U.S. Securities and Exchange Commission, and such information will be available in the proxy statements. No person other than Vector has been authorized to give any information or to make any representations on behalf of Vector or Cyalume in connection with the acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by Vector.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement with Catalyst Equity Management dated September 5, 2008

99.1	Press Release dated September 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2008
VECTOR INTERSECT SECURITY ACQUISITION CORP.

By:  /s/ Yaron Eitan

Yaron Eitan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Subscription Agreement with Catalyst Equity Management dated September 5, 2008

99.1	Press Release dated September 5, 2008